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MANAGEMENT’S REPORT ON ASSESSMENT OF COMPLIANCE WITH SEC REGULATION AB SERVICING CRITERIA

1.	Situs Holdings, LLC (the “Company”), a wholly-owned subsidiary of SitusAMC Holdings Corporation (“SitusAMC”), is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB of the Securities and Exchange Commission (“SEC”), as of and for the year ended December 31, 2024 (the “Reporting Period”), as set forth in Appendix A hereto. The transactions covered by this report (collectively referred to as the “Special Servicing Platform” or the “Platform”) include asset-backed transactions and securities for which the Company served in the capacity of special servicer as defined in Appendix B.

2.	Except as set forth in paragraph 3 below, the Company used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to provide an assertion on the Company’s assessment of compliance with the applicable servicing criteria.

3.	The criteria listed in the column titled “Inapplicable Servicing Criteria” in Appendix A hereto are inapplicable to the Company based on the activities it performed, directly or through its Vendors, with respect to the Platform for the Reporting Period.

4.	With respect to servicing criterion 1122(d)(2)(vii), the Company has engaged various vendors to perform some or all of the activities required by these servicing criteria. Management has determined that these vendors are not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance & Disclosure Interpretation 200.06, Vendors Engaged by Servicers (“C&DI 200.06”), formerly Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations. As permitted by C&DI 200.06, management asserts that it has policies and procedures in place designed to provide reasonable assurance that the vendor’s activities comply in all material respects with the servicing criteria applicable to each vendor. Management is not aware of any material deficiencies in such policies and procedures or any material instances of non-compliance of the servicing criteria as relates to the Company by such vendors. Management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

5.	During the Reporting Period, there were no payments on pool assets on the Platform, therefore the Company did not perform any servicing activities related to criterion 1122(d)(2)(i) as of and for the year ended December 31, 2024.

6.	During the Reporting Period, there were no wire disbursements made on behalf of the obligor for pool assets on the Platform, therefore the Company did not perform any servicing activities related to criterion 1122(d)(2)(ii) as of and for the year ended December 31, 2024.

7.	During the Reporting Period, there were no active assets carrying an escrow balance maintained by the Company or escrow disbursements paid on behalf of an obligor by the Company, therefore the Company did not perform any servicing activities related to criteria 1122(d)(4)(x-xiii) as of and for the year ended December 31, 2024.

8.	During the Reporting Period, there were no assets charged off or accounts determined to be uncollectible on the Platform, therefore the Company did not perform any servicing activities related to criterion 1122(d)(4)(xiv) as of and for the year ended December 31, 2024.

9.	Situs Holdings, LLC has complied, in all material respects, with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB, as of and the year ended December 31, 2024 with respect to the Platform taken as a whole.

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10.	Grant Thornton LLP, an independent registered public accounting firm, has issued an attestation report on the Company’s assertion on compliance with the applicable servicing criteria for the Reporting Period.

Situs Holdings, LLC

February 21, 2025

/s/ Lisa Wallace
Lisa Wallace, General Counsel/Chief Administrative Officer

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Appendix A – Applicable Servicing Criteria

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by Situs Holdings, LLC	Performed by Vendor(s) for which Situs Holdings, LLC is the Responsible Party	Performed by subservicer(s) or Vendor(s) for which Situs Holdings, LLC is NOT the Responsible Party	NOT performed by Situs Holdings, LLC or by subservicer(s) or Vendor(s) retained by Situs Holdings, LLC
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

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SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by Situs Holdings, LLC	Performed by Vendor(s) for which Situs Holdings, LLC is the Responsible Party	Performed by subservicer(s) or Vendor(s) for which Situs Holdings, LLC is NOT the Responsible Party	NOT performed by Situs Holdings, LLC or by subservicer(s) or Vendor(s) retained by Situs Holdings, LLC
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of §240.13k-1(b)(1) of this chapter.	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations: (A) Are mathematically accurate; (B) Are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) Are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) Contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X1	X1
Investor Remittances and Reporting
1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports: (A) Are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) Provide information calculated in accordance with the terms specified in the transaction agreements; (C) Are filed with the Commission as required by its rules and regulations; and (D) Agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.	X2

1 Servicing activities associated with criterion 1122(d)(2)(vii) are performed by Situs Holdings, LLC and a third party vendor for which Situs Holdings, LLC is the responsible party.

2 For criterion 1122(d)(3)(i)(B-D), Situs Holdings, LLC did not perform the activity described in this criterion for the Reporting Period as only 1122(d)(3)(i)(A) is applicable to the functions performed by Situs Holdings, LLC.

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SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by Situs Holdings, LLC	Performed by Vendor(s) for which Situs Holdings, LLC is the Responsible Party	Performed by subservicer(s) or Vendor(s) for which Situs Holdings, LLC is NOT the Responsible Party	NOT performed by Situs Holdings, LLC or by subservicer(s) or Vendor(s) retained by Situs Holdings, LLC
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.				X
1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.				X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-aging’s) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g. forbearance plans, modifications and deeds in lieu of foreclosure, foreclosure and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X

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SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by Situs Holdings, LLC	Performed by Vendor(s) for which Situs Holdings, LLC is the Responsible Party	Performed by subservicer(s) or Vendor(s) for which Situs Holdings, LLC is NOT the Responsible Party	NOT performed by Situs Holdings, LLC or by subservicer(s) or Vendor(s) retained by Situs Holdings, LLC
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.				X
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts) See following: (A) Such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) Interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) Such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a) (1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.				X

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APPENDIX B – The Platform

Situs Holdings, LLC was named as the special servicer for all portfolios listed below. However, there was only activity requiring Situs Holdings, LLC to perform the role as special servicer for the portfolios designated with a “X” throughout the period in scope listed below.

Portfolio Name	Servicing Agreement Date	Period In-Scope	Special Servicing activity required as of and for the year ended December 31, 2024
ACRE 2022-Q018	9-Oct-22	January 1, 2024-December 31, 2024	X
ACREC 2021-FL1	15-Oct-21	January 1, 2024-December 31, 2024	X
ACREC 2023-FL2	23-Feb-23	January 1, 2024-December 31, 2024
AFHT 2019-FAIR	15-Oct-19	January 1, 2024-December 31, 2024
ARBOR 2022-Q021	1-Dec-22	January 1, 2024-December 31, 2024
BACM 2015-UBS7	1-Sep-15	January 1, 2024-December 31, 2024
BACM 2017-BNK3	1-Feb-17	January 1, 2024-December 31, 2024
BAMLL 2013-WBRK	1-Apr-13	January 1, 2024-December 31, 2024
BAMLL 2015-200P	23-Apr-15	January 1, 2024-December 31, 2024
BAMLL 2015-ASTR	18-Aug-15	January 1, 2024-December 31, 2024
BAMLL 2015-HAUL	13-Aug-15	January 1, 2024-December 31, 2024
BAMLL 2016-SS1	17-Feb-16	January 1, 2024-December 31, 2024
BAMLL 2017-SCH	15-Dec-17	January 1, 2024-December 31, 2024
BAMLL 2018-PARK	12-Sep-18	January 1, 2024-December 31, 2024
BAMLL 2019-BPR	17-Dec-19	January 1, 2024-December 31, 2024	X
BANK 2018-BNK12	1-May-18	January 1, 2024-December 31, 2024	X
BANK 2019-BNK18	1-May-19	January 1, 2024-December 31, 2024
BANK 2022-BNK39	1-Feb-22	January 1, 2024-December 31, 2024
BBCMS 2016-ETC	1-Aug-16	January 1, 2024-December 31, 2024
BCP 2021-330N	29-Jun-21	January 1, 2024-December 31, 2024	X
BFLD 2019-DPLO	9-Oct-19	January 1, 2024-December 31, 2024
BFLD 2020-EYP	7-Oct-20	January 1, 2024-December 31, 2024	X
BFLD 2024-VICT	15-Jul-24	July 15, 2024-December 31, 2024
BFLD 2024-WRHS	18-Jul-24	July 18, 2024-December 31, 2024
BGME 2021-VR	21-Apr-21	January 1, 2024-December 31, 2024
BHR 2018-PRME	6-Jun-18	January 1, 2024-December 31, 2024
BIG 2022-BIG	9-Feb-22	January 1, 2024-December 31, 2024
BLOX 2021-BLOX	31-Aug-21	January 1, 2024-December 31, 2024
BMARK 2018-B5	1-Aug-18	January 1, 2024-December 31, 2024
BMARK 2020-IG3	1-May-20	January 1, 2024-December 31, 2024
BMARK 2021-B23	1-Feb-21	January 1, 2024-December 31, 2024
BMARK 2021-B25	1-Apr-21	January 1, 2024-December 31, 2024
BMARK 2021-B26	1-May-21	January 1, 2024-December 31, 2024
BMARK 2023-B39	1-Jul-23	January 1, 2024-December 31, 2024
BMARK 2024-V10	1-Sep-24	September 1, 2024-December 31, 2024
BMO 2022-C1	1-Feb-22	January 1, 2024-December 31, 2024
BOCA 2022-BOCA	9-May-22	January 1, 2024-December 31, 2024
BOCA 2024-BOCA	22-Aug-24	August 22, 2024-December 31, 2024

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Portfolio Name	Servicing Agreement Date	Period In-Scope	Special Servicing activity required as of and for the year ended December 31, 2024
BPCRE 2022-FL2	25-May-22	January 1, 2024-December 31, 2024	X
BPR 2021-KEN	25-Feb-21	January 1, 2024-December 31, 2024
BPR 2024-PMDW	1-Nov-24	November 1, 2024-December 31, 2024
BSPDF 2021-FL1	15-Oct-21	January 1, 2024-December 31, 2024
BSPRT 2021-FL6	25-Mar-21	January 1, 2024-December 31, 2024	X
BSPRT 2022-FL9	29-Jun-22	January 1, 2024-December 31, 2024
BSPRT 2023-FL10	28-Sep-23	March 4, 2024-December 31, 2024	X
BWAY 2019-1633	20-Dec-19	January 1, 2024-December 31, 2024
BX 2018-BILT	24-May-18	January 1, 2024-December 31, 2024
BX 2018-GW	22-May-18	January 1, 2024-December 31, 2024
BX 2019-OC11	1-Dec-19	January 1, 2024-December 31, 2024
BX 2019-XL	9-Oct-19	January 1, 2024-December 31, 2024
BX 2020-VIVA	5-May-20	January 1, 2024-December 31, 2024
BX 2021-21M	8-Nov-21	January 1, 2024-December 31, 2024
BX 2021-ARIA	28-Oct-21	January 1, 2024-December 31, 2024
BX 2021-PAC	2-Nov-21	January 1, 2024-December 31, 2024
BX 2021-VINO	27-May-21	January 1, 2024-December 31, 2024
BX 2021-VOLT	9-Sep-21	January 1, 2024-December 31, 2024
BX 2022-AHP	15-Feb-22	January 1, 2024-December 31, 2024
BX 2022-FOX2	12-Dec-22	January 1, 2024-December 31, 2024
BX 2022-MVRK	23-Mar-22	January 1, 2024-December 31, 2024
BX 2022-VAMF	3-Feb-22	January 1, 2024-December 31, 2024
BX 2023-DELC	9-Jun-23	January 1, 2024-December 31, 2024
BX 2024-BRBK	17-Oct-24	October 17, 2024-December 31, 2024
BX 2024-FNX	15-Nov-24	November 15, 2024-December 31, 2024
BX 2024-GPA2	15-Nov-24	November 15, 2024-December 31, 2024
BX 2024-GPA3	18-Dec-24	December 18, 2024-December 31, 2024
BX 2024-MF	15-Feb-24	February 15, 2024-December 31, 2024
BX 2024-SLCT	27-Dec-24	December 27, 2024-December 31, 2024
BX 2024-XL4	15-Feb-24	February 15, 2024-December 31, 2024
BXHPP 2021-FILM	26-Aug-21	January 1, 2024-December 31, 2024
BXP 2021-601L	29-Dec-21	January 1, 2024-December 31, 2024
BXSC 2022-WSS	24-Mar-22	January 1, 2024-December 31, 2024
CAF 2018-1	9-Jun-18	January 1, 2024-December 31, 2024	X
CAF 2019-1	9-Apr-19	January 1, 2024-December 31, 2024	X
CAF 2019-2	9-Jul-19	January 1, 2024-December 31, 2024	X
CAF 2019-3	9-Nov-19	January 1, 2024-December 31, 2024	X
CAF 2020-1	9-Mar-20	January 1, 2024-December 31, 2024	X
CAF 2020-2	9-May-20	January 1, 2024-December 31, 2024	X
CAF 2020-3	9-Sep-20	January 1, 2024-December 31, 2024	X
CAF 2020-4	9-Dec-20	January 1, 2024-December 31, 2024	X
CAF 2020-P1	19-Nov-20	January 1, 2024-December 31, 2024	X
CAF 2021-1	9-Apr-21	January 1, 2024-December 31, 2024	X

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Portfolio Name	Servicing Agreement Date	Period In-Scope	Special Servicing activity required as of and for the year ended December 31, 2024
CAF 2021-2	9-Jul-21	January 1, 2024-December 31, 2024	X
CAF 2021-3	9-Oct-21	January 1, 2024-December 31, 2024	X
CAF 2022-1	9-Jun-22	January 1, 2024-December 31, 2024	X
CAF 2022-P2	9-Sep-22	January 1, 2024-December 31, 2024	X
CAF 2023-P1	9-Aug-23	January 1, 2024-December 31, 2024	X
CAMB 2021-CX2	9-Nov-21	January 1, 2024-December 31, 2024
CENT 2023-CITY	29-Aug-23	January 1, 2024-December 31, 2024
CFCRE 2016-C6	1-Nov-16	January 1, 2024-December 31, 2024
CGCMT 2018-TBR	9-Jan-18	January 1, 2024-December 31, 2024
CGCMT 2020-420K	6-Nov-20	January 1, 2024-December 31, 2024
CGCMT 2021-PRM2	9-Oct-21	January 1, 2024-December 31, 2024
COLD 2020-ICE5	29-Oct-20	January 1, 2024-December 31, 2024
COMM 2016-667M	6-Oct-16	January 1, 2024-December 31, 2024
COMM 2018-HOME	1-Jun-18	January 1, 2024-December 31, 2024
COMM 2019-WCM	30-Oct-19	January 1, 2024-December 31, 2024
COMM 2020-CX	5-Nov-20	January 1, 2024-December 31, 2024
COMM 2020-SBX	30-Dec-20	January 1, 2024-December 31, 2024
COMM 2021-2400	15-Dec-21	January 1, 2024-December 31, 2024
COMM 2024-WCL1	17-Jun-24	June 17, 2024-December 31, 2024
CONE 2024-DFW1	30-Jul-24	July 30, 2024-December 31, 2024
CRBT 2023-Q024	1-Nov-23	January 1, 2024-December 31, 2024
CSAIL 2015-3	1-Aug-15	January 1, 2024-December 31, 2024
CSMC 2006-C1	1-Mar-06	January 1, 2024-December 31, 2024
CSMC 2017-CALI	6-Nov-17	January 1, 2024-December 31, 2024
CSMC 2019-ICE4	5-Jun-19	January 1, 2024-December 31, 2024
CSMC 2019-UVIL	6-Dec-19	January 1, 2024-December 31, 2024
CSMC 2021-BHAR	23-Nov-21	January 1, 2024-December 31, 2024
DAFC 2017-AMO	20-Jun-17	January 1, 2024-December 31, 2024
DATA 2023-CNTR	20-Jul-23	January 1, 2024-December 31, 2024
DATA 2024-CTR2	1-May-24	May 1, 2024-December 31, 2024
DBGS 2018-BIOD	26-Jun-18	January 1, 2024-December 31, 2024
DBGS 2019-1735	6-Apr-19	January 1, 2024-December 31, 2024
DBGS 2024-SBL	7-Aug-24	August 7, 2024-December 31, 2024
DBUBS 2017-BRBK	1-Oct-17	January 1, 2024-December 31, 2024
DBWF 2016-85T	21-Dec-16	January 1, 2024-December 31, 2024
DBWF 2024-LCRS	24-Apr-24	April 24, 2024-December 31, 2024
DC 2023-DC	30-Aug-23	January 1, 2024-December 31, 2024
DOLP 2021-NYC	20-Apr-21	January 1, 2024-December 31, 2024
DRN 2024-SFR1	29-Feb-24	February 29, 2024-December 31, 2024
DWIGHT 2024-Q029	6-Nov-24	November 6, 2024-December 31, 2024
EQT 2024-EXTR	31-Jul-24	July 31, 2024-December 31, 2024
ESA 2021-ESH	8-Jul-21	January 1, 2024-December 31, 2024
FFB 2018-Q007	1-Sep-18	January 1, 2024-December 31, 2024	X

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Portfolio Name	Servicing Agreement Date	Period In-Scope	Special Servicing activity required as of and for the year ended December 31, 2024
FFB 2019-Q011	1-Sep-19	January 1, 2024-December 31, 2024	X
FFB 2020-Q013	1-Sep-20	January 1, 2024-December 31, 2024	X
FFB 2021-Q016	1-Sep-21	January 1, 2024-December 31, 2024
FMBT 2019-FBLU	6-Dec-19	January 1, 2024-December 31, 2024
FRB 2018-Q008	1-Dec-18	January 1, 2024-December 31, 2024	X
FREMF 2019-Q010	1-Jul-19	January 1, 2024-December 31, 2024	X
FREMF 2020-Q012	1-Aug-20	January 1, 2024-December 31, 2024	X
FRESB 2015-SB8	1-Nov-15	January 1, 2024-December 31, 2024
FRESB 2016-SB19	1-Jul-16	January 1, 2024-December 31, 2024
FRETE 2022-ML13	1-Nov-22	January 1, 2024-December 31, 2024
FS 2023-4SZN	1-Nov-23	January 1, 2024-December 31, 2024
GACM 2019-FL1	6-Jun-19	January 1, 2024-December 31, 2024	X
GRACE 2020-GRCE	18-Nov-20	January 1, 2024-December 31, 2024
GSMS 2017-375H	6-Sep-17	January 1, 2024-December 31, 2024
GSMS 2017-485L	6-Feb-17	January 1, 2024-December 31, 2024
GSMS 2017-FARM	29-Dec-17	January 1, 2024-December 31, 2024
GSMS 2019-70P	23-Oct-19	January 1, 2024-December 31, 2024
GSMS 2022-GTWY	30-Aug-22	January 1, 2024-December 31, 2024
GSMS 2023-FUN	28-Mar-23	January 1, 2024-December 31, 2024
GWT 2019-WOLF	30-Dec-19	January 1, 2024-December 31, 2024
GWT 2024-WLF2	15-May-24	May 15, 2024-December 31, 2024
GWT 2024-WOLF	15-Mar-24	March 15, 2024-December 31, 2024
HAMLET 2020-CRE1	1-May-20	January 1, 2024-December 31, 2024	X
HFX 2017-1	30-Mar-20	January 1, 2024-December 31, 2024	X
HLTN 2024-DPLO	6-Jun-24	June 6, 2024-December 31, 2024
HONO 2021-LULU	15-Oct-21	January 1, 2024-December 31, 2024
HY 2016-10HY	6-Aug-16	January 1, 2024-December 31, 2024
HY 2019-30HY	6-Jul-19	January 1, 2024-December 31, 2024
ILPT 2022-LPFX	6-Mar-22	January 1, 2024-December 31, 2024
IMT 2017-APTS	9-Jul-17	January 1, 2024-December 31, 2024
IPT 2018-INDP	11-Jun-18	January 1, 2024-December 31, 2024
JAX 2019-LIC	15-Nov-19	January 1, 2024-December 31, 2024
JPMCC 2017-245P	30-May-17	January 1, 2024-December 31, 2024
JPMCC 2018-AON	29-Jun-18	January 1, 2024-December 31, 2024
JPMCC 2018-PHH	7-Aug-18	January 1, 2024-December 31, 2024	X
JPMCC 2019-ICON	1-Apr-19	January 1, 2024-December 31, 2024	X
JPMCC 2019-MFP	18-Jul-19	January 1, 2024-December 31, 2024	X
JPMCC 2019-OSB	13-Jun-19	January 1, 2024-December 31, 2024
JPMCC 2020-LOOP	5-Feb-20	January 1, 2024-December 31, 2024
JPMCC 2021-1MEM	14-Oct-21	January 1, 2024-December 31, 2024
JPMCC 2021-2NU	29-Jan-21	January 1, 2024-December 31, 2024
JPMCC 2021-410T	12-Mar-21	January 1, 2024-December 31, 2024
JPMCC 2022-DATA	16-Jun-22	January 1, 2024-December 31, 2024

SitusAMC (logo)

Portfolio Name	Servicing Agreement Date	Period In-Scope	Special Servicing activity required as of and for the year ended December 31, 2024
JPMCC 2022-NXSS	29-Sep-22	January 1, 2024-December 31, 2024
JPMCC 2024-OMNI	24-Sep-24	September 24, 2024-December 31, 2024
KIND 2024-1	15-Aug-24	August 15, 2024-December 31, 2024
KNDL 2019-KNSQ	30-May-19	January 1, 2024-December 31, 2024
KSL 2024-HT2	17-Dec-24	December 17, 2024-December 31, 2024
LBS 2017-Q004	1-Sep-17	January 1, 2024-December 31, 2024	X
LCCM 2021-FL2	13-Jul-21	January 1, 2024-December 31, 2024
LCCM 2021-FL3	2-Dec-21	January 1, 2024-December 31, 2024
LIFE 2021-BMR	30-Mar-21	January 1, 2024-December 31, 2024
LIFE 2022-BMR2	24-May-22	January 1, 2024-December 31, 2024
LNCR 2019-CRE2	30-May-19	January 1, 2024-December 31, 2024
LNCR 2021-CRE4	5-Feb-21	January 1, 2024-December 31, 2024
LNCR 2021-CRE5	3-Jun-21	January 1, 2024-December 31, 2024	X
LNCR 2021-CRE6	4-Nov-21	January 1, 2024-December 31, 2024	X
LNCR 2022-CRE7	23-Feb-22	January 1, 2024-December 31, 2024	X
LOEWS 2024-MIA	10-Sep-24	September 10, 2024-December 31, 2024
LUX 2023-LION	17-Aug-23	January 1, 2024-December 31, 2024
LUXE 2021-TRIP	19-Oct-21	January 1, 2024-December 31, 2024
MBI 2022-Q017	1-May-22	January 1, 2024-December 31, 2024
MFTII 2019-B3B4	11-Jul-19	January 1, 2024-December 31, 2024
MHP 2022-MHIL	9-Jan-22	January 1, 2024-December 31, 2024
MKT 2020-525M	26-Feb-20	January 1, 2024-December 31, 2024
MSC 2011-C2	1-Jun-11	January 1, 2024-December 31, 2024	X
MSC 2018-SUN	2-Aug-18	January 1, 2024-December 31, 2024
MSC 2019-H7	1-Jul-19	January 1, 2024-December 31, 2024
MSC 2019-L3	1-Nov-19	January 1, 2024-December 31, 2024
MSCI 2013-ALTM	1-Mar-13	January 1, 2024-December 31, 2024
MTK 2021-GRNY	15-Dec-21	January 1, 2024-December 31, 2024
NCMF 2022-MFP	30-Mar-22	January 1, 2024-December 31, 2024	X
NCMS 2018-ALXA	23-Feb-18	January 1, 2024-December 31, 2024
NCMS 2018-FL1	6-Jul-18	January 1, 2024-December 31, 2024	X
NCMS 2019-AMZ7	4-Oct-19	December 6, 2024-December 31, 2024	X
NCMS 2019-LVL	23-Apr-19	January 1, 2024-December 31, 2024
NCMS 2019-NEMA	29-Mar-19	January 1, 2024-December 31, 2024	X
NCMS 2020-2PAC	3-Feb-20	December 6, 2024-December 31, 2024	X
NRTH 2024-PARK	15-Mar-24	March 15, 2024-December 31, 2024
NYO 2021-1290	16-Nov-21	January 1, 2024-December 31, 2024
OAKST 2023-NLP	28-Feb-23	January 1, 2024-December 31, 2024
OMW 2020-1MW	28-Aug-20	January 1, 2024-December 31, 2024
OPUS 2016-Q003	1-Dec-16	January 1, 2024-December 31, 2024
ORL 2023-GLKS	26-Oct-23	January 1, 2024-December 31, 2024
ORL 2024-GLKS	19-Dec-24	December 19, 2024-December 31, 2024
PATH 2021-1	13-Aug-21	January 1, 2024-December 31, 2024

SitusAMC (logo)

Portfolio Name	Servicing Agreement Date	Period In-Scope	Special Servicing activity required as of and for the year ended December 31, 2024
PFP 2021-7	25-Mar-21	January 1, 2024-December 31, 2024
PFP 2021-8	30-Sep-21	January 1, 2024-December 31, 2024
PFP 2022-9	30-Sep-22	January 1, 2024-December 31, 2024
PFP 2023-10	31-Jul-23	January 1, 2024-December 31, 2024
PFP 2024-11	5-Aug-24	August 5, 2024-December 31, 2024
PGA 2023-RSRT	21-Apr-23	January 1, 2024-December 31, 2024
PGA 2024-RSR2	6-Jun-24	June 6, 2024-December 31, 2024
PRIMA 2013-III	30-Sep-13	January 1, 2024-December 31, 2024
PRIMA 2015-IV	17-Mar-15	January 1, 2024-December 31, 2024
PRIMA 2016-VI	16-Dec-16	January 1, 2024-December 31, 2024
PRIMA 2019-1S	23-Aug-19	January 1, 2024-December 31, 2024
PRIMA 2019-RK1	27-Jun-19	January 1, 2024-December 31, 2024
PRIMA 2019-VII	22-Oct-19	January 1, 2024-December 31, 2024
PRIMA 2020-VIII	15-Jul-20	January 1, 2024-December 31, 2024
PRIMA 2021-IX	26-Feb-21	January 1, 2024-December 31, 2024
PRIMA 2021-X	16-Nov-21	January 1, 2024-December 31, 2024
SFO 2021-555	10-May-21	January 1, 2024-December 31, 2024
SGCMS 2019-787E	20-Feb-19	January 1, 2024-December 31, 2024
SGCMS 2019-PREZ	6-Sep-19	January 1, 2024-December 31, 2024
SGCP 2021-FL3	27-Sep-21	January 1, 2024-December 31, 2024	X
SGCP 2022-FL4	27-Jun-22	January 1, 2024-December 31, 2024	X
SGCP 2023-FL5	15-Jun-23	January 1, 2024-December 31, 2024
SHR 2024-LXRY	15-Oct-24	October 15, 2024-December 31, 2024
SLG 2021-OVA	24-Jun-21	January 1, 2024-December 31, 2024
TCO 2024-DPM	18-Dec-24	December 18, 2024-December 31, 2024
TRTX 2019-FL3	25-Oct-19	January 1, 2024-December 31, 2024	X
TRTX 2021-FL4	31-Mar-21	January 1, 2024-December 31, 2024	X
TRTX 2022-FL5	16-Feb-22	January 1, 2024-December 31, 2024	X
TYSN 2023-CRNR	12-Dec-23	January 1, 2024-December 31, 2024
UBS 2018-NYCH	26-Feb-18	January 1, 2024-December 31, 2024	X
UBSCM 2017-C4	1-Oct-17	January 1, 2024-December 31, 2024
UBSCM 2018-C9	1-Mar-18	January 1, 2024-December 31, 2024
UBSCM 2019-C16	1-Apr-19	January 1, 2024-December 31, 2024
VASA 2021-VASA	15-Apr-21	January 1, 2024-December 31, 2024
VLS 2020-LAB	6-Nov-20	January 1, 2024-December 31, 2024
WFCM 2019-C50	1-May-19	January 1, 2024-December 31, 2024
WFCM 2021-FCMT	14-May-21	January 1, 2024-December 31, 2024
WFCM 2021-SAVE	17-Feb-21	January 1, 2024-December 31, 2024
WFCM 2022-JS2	27-Jan-22	January 1, 2024-December 31, 2024
WFCM 2024-1CHI	25-Jun-24	June 25, 2024-December 31, 2024
WFLD 2014-MONT	1-Aug-14	January 1, 2024-December 31, 2024	X
WMRK 2022-WMRK	9-Nov-22	January 1, 2024-December 31, 2024
WWPT 2017-WWP	10-Nov-17	January 1, 2024-December 31, 2024	X